                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  BLOUNT, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [BLOUNT LOGO]

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Blount, Inc. which will be held at 10:00 AM CDT, on Monday, June 26, 1995 at the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama.

     In addition to the matters set forth in the attached Proxy Statement, we will report on the activities of Blount and give you an opportunity to ask questions.

     Your vote is important and your shares should be represented at the meeting whether or not you are personally able to attend. You are urged to sign, date and return the enclosed proxy card(s) promptly.

     On behalf of our Board of Directors and employees, thank you for your continued support of Blount, Inc.

               Sincerely,

               Winton M. Blount                John M. Panettiere
               Chairman of the Board           President and Chief Executive
                                               Officer

                                [BLOUNT LOGO]

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 26, 1995

                             ---------------------

TO THE STOCKHOLDERS OF BLOUNT, INC.:

     The Annual Meeting of Stockholders of Blount, Inc. will be held at 10:00 A.M., C.D.T., on Monday, June 26, 1995 in the Wilson Auditorium of the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama 36117, for the following purposes:

     1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been elected and qualified;

     2. To consider and act upon a proposal to approve the 1995 Blount Long Term Executive Stock Option Plan;

     3. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand as independent auditors for the Corporation for the fiscal year ending February 29, 1996; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Friday, April 28, 1995, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      IF YOU OWN SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK, YOU MUST RETURN BOTH PROXY FORMS IN ORDER TO VOTE FOR ALL DIRECTORS.

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OR FORMS OF PROXY AND RETURN THEM PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      By Order of the Board of Directors,

                                      D. JOSEPH McINNES
                                      Senior Vice President -- Administration
                                         and Secretary

4520 Executive Park Drive
Montgomery, Alabama 36116-1602
May 10, 1995

                                  BLOUNT, INC.

                           4520 EXECUTIVE PARK DRIVE

                         MONTGOMERY, ALABAMA 36116-1602

                                 (334) 244-4000

                         ------------------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                 JUNE 26, 1995

                         ------------------------------

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board") of Blount, Inc., a Delaware corporation (the "Corporation"), of your proxy or proxies for use at the Annual Meeting of Stockholders to be held on June 26, 1995, or at any adjournment thereof (the "Meeting"). It is anticipated that this Proxy Statement and the accompanying form or forms of proxy will be mailed to stockholders on or about May 17, 1995.

     Shares represented by each properly signed proxy on the accompanying form or forms received by the Corporation in time to permit its use at the Meeting or any adjournment thereof will be voted at the Meeting, but such proxy may be revoked at any time prior to the actual voting thereof by giving notice in writing to the Secretary of the Corporation or by voting a subsequently dated proxy. If a proxy is signed but no specification is made on the proxy, the shares represented by the proxy will be voted as recommended by the Board. If a specification is made, the shares will be voted in accordance with the specification. The presence of a stockholder at the Meeting does not revoke his or her proxy; however, a stockholder may revoke his or her proxy and vote in person if he or she so requests.

                               VOTING SECURITIES

RECORD DATE, CLASSES OF STOCK ENTITLED TO VOTE, AND VOTE REQUIRED

     The Board has fixed the close of business on Friday, April 28, 1995, as the record date for determining stockholders entitled to notice of and to vote at the Meeting. Holders of shares of Class A Common Stock and Class B Common Stock are entitled to vote at the Meeting. As of such date, the Corporation had issued and outstanding 8,630,548 shares of Class A Common Stock and 3,979,624 shares of Class B Common Stock. There are no cumulative voting or preemptive rights.

     The holders of Class A Common Stock will be entitled to elect 25% (rounded up to the nearest whole number) of the directors and will be entitled to 1/10 of 1 vote per share with respect to other matters. The holders of Class B Common Stock will be entitled to elect the remaining directors and will be entitled to 1 vote per share with respect to other matters.

     Directors are elected by the affirmative vote of a majority of the shares of the appropriate class of common stock, voting as a single class, cast in the election. The affirmative vote of a majority of the voting power of the shares of both classes of common stock, voting together, cast in the election is required to approve any other proposal presented at the Meeting.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of April 28, 1995, to the best knowledge of the Corporation, information as to (a) beneficial ownership of more than 5% of the Class A Common Stock and Class B Common Stock of the Corporation by certain persons (other than director nominees); and (b) beneficial ownership of Class A Common Stock and Class B Common Stock of the Corporation by (i) each director nominee, (ii) each executive officer named in the Summary Compensation Table other than director nominees, and (iii) all director nominees and executive officers of the Corporation as a group. Except as otherwise indicated, all beneficial ownership stated in the table represents sole voting and investment power.

                                                                                                     PERCENT
                                                                            SHARES        PERCENT      OF
                NAME AND ADDRESS OF                                      BENEFICIALLY       OF       TOTAL
                 BENEFICIAL OWNERS                TITLE OF CLASS            OWNED         CLASS      VOTES(1)
        -----------------------------------    ---------------------    --------------    ------     ------
(a)     Holders of more than 5% of Class A
        Common Stock and Class B Common
        Stock (other than director nominees
        and executive officers named in the
        Summary Compensation Table)
        -----------------------------------

        HBC, Incorporated                      Class A Common Stock      2,075,048 (2)    24.04%      4.28%
        4520 Executive Park Drive              Class B Common Stock      2,803,232 (2)    70.44%     57.89%
        Montgomery, Alabama 36116

        United States Trust Company            Class A Common Stock      1,070,812 (3)    12.41%      2.21%
          of New York                          Class B Common Stock           None
        114 West 47th Street
        New York, New York 10036

(b)(i)  Nominees -- Class A Common Stock
        -----------------------------------

        W. Houston Blount                      Class A Common Stock          2,962             *          *
                                               Class B Common Stock          1,332             *          *

        Herbert J. Dickson                     Class A Common Stock          3,932             *          *
                                               Class B Common Stock           None

        Alfred M. Gleason                      Class A Common Stock            600             *          *
                                               Class B Common Stock           None

        Mary D. Nelson                         Class A Common Stock          2,000             *          *
                                               Class B Common Stock           None

        Nominees -- Class B Common Stock
        -----------------------------------

        Winton M. Blount                       Class A Common Stock      2,095,448 (4)    24.28%      4.33%
                                               Class B Common Stock      3,315,578 (4)    83.31%     68.47%

        R. Eugene Cartledge                    Class A Common Stock          1,000             *          *
                                               Class B Common Stock           None

        Richard B. Cheney                      Class A Common Stock           None
                                               Class B Common Stock           None

        C. Todd Conover                        Class A Common Stock          1,000             *          *
                                               Class B Common Stock           None

        H. Corbin Day                          Class A Common Stock          8,304             *          *
                                               Class B Common Stock           None

        Emory M. Folmar                        Class A Common Stock           None
                                               Class B Common Stock           None

        John M. Panettiere                     Class A Common Stock         60,441 (5)         *          *
                                               Class B Common Stock           None

        Arthur P. Ronan                        Class A Common Stock           None
                                               Class B Common Stock           None

                                                                                                     PERCENT
                                                                            SHARES        PERCENT      OF
                NAME AND ADDRESS OF                                      BENEFICIALLY       OF       TOTAL
                 BENEFICIAL OWNERS                TITLE OF CLASS            OWNED         CLASS      VOTES(1)
        -----------------------------------    ---------------------    --------------    ------     ------
        Joab L. Thomas                         Class A Common Stock          2,113             *          *
                                               Class B Common Stock           None

(ii)    Executive Officers named in the
        Summary Compensation Table
        (other than director nominees)
        -----------------------------------

        Harold E. Layman                       Class A Common Stock         25,856 (6)         *          *
                                               Class B Common Stock           None

        D. Joseph McInnes                      Class A Common Stock         29,246 (7)         *          *
                                               Class B Common Stock           None

        Donald B. Zorn                         Class A Common Stock         10,089 (8)         *          *
                                               Class B Common Stock           None
(iii)   All director nominees and              Class A Common Stock      2,331,291 (9)    26.55%      4.50%
        executive officers as a group          Class B Common Stock      3,316,910        83.35%     68.49%
        (21 persons)

- ---------------

  * Less than 1.0% of class or total votes.
(1) Percent of total votes on all matters other than the election of directors.
(2) HBC, Incorporated is a corporation of which Winton M. Blount is the controlling stockholder, owning 52.20% of its voting stock.
(3) United States Trust Company of New York serves as the Master Trustee for the Corporation's 401(k) Retirement Savings Plan. The shares listed are held for the benefit of the participants in that plan. Under the terms of the Plan, as amended, and the Trust, the Trustee is to vote the allocated shares held by the Plan in accordance with the instructions received from Plan participants and to dispose of the allocated shares in connection with tender offers in accordance with directions received from Plan participants. If no voting instructions or invalid voting instructions are received with respect to allocated shares, the Trustee is to vote such shares in the same manner and in the same proportions as the allocated shares with respect to which the Trustee received valid voting instructions are voted. Also, with respect to allocated shares, if no directions or invalid directions are received in connection with tendering shares, the Trustee is to treat such allocated shares as if Plan participants instructed the Trustee not to dispose of such shares. With respect to unallocated shares, the Trustee is to vote such shares, or dispose of such shares in connection with tender offers, in the same manner and in the same proportion as the allocated shares with respect to which the Trustee received valid voting instructions or directions are voted or disposed. United States Trust Company of New York, as Trustee, expressly denies beneficial ownership in the shares listed.
(4) - Excludes 363,909 shares of Class A Common Stock (4.22% of class, .75% of total votes) and 432,880 shares of Class B Common Stock (10.88% of class, 8.94% of total votes) owned beneficially by children, step-children, their spouses, and grandchildren of Winton M. Blount and Carolyn S. Blount. Winton M. Blount and his wife, Carolyn S. Blount, do not have or share voting or dispositive power with respect to, and disclaim any beneficial ownership in, such shares.
     - Includes 906 shares of Class A Common Stock (less than 1.0% of class and total votes) and 906 shares of Class B Common Stock (less than 1.0% of class and total votes) owned by Winton M. Blount's wife.
     - Includes 1,966 shares of Class A Common Stock (less than 1.0% of class and total votes) and 1,966 shares of Class B Common Stock (less than 1.0% of class and total votes) held by Winton M. Blount or Trustee of a trust for the benefit of his sister. Winton M. Blount disclaims any beneficial ownership in such shares.
     - Includes the 2,075,048 shares of Class A Common Stock (24.04% of class, 4.28% of total votes) and 2,803,232 shares of Class B Common Stock (70.44% of class, 57.89% of total votes) shown in the table as owned by HBC, Incorporated. (See Note 2 above.)
(5) Includes 45,547 shares of Class A Common Stock (less than 1.0% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan and the 1994 Blount Executive Stock Option Plan.
(6) Includes 24,667 shares of Class A Common Stock (less than 1.0% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan and the 1994 Blount Executive Stock Option Plan.
(7) Includes 28,667 shares of Class A Common Stock (less than 1.0% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan and the 1994 Blount Executive Stock Option Plan.

(8) Includes 10,000 shares of Class A Common Stock (less than 1.0% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan.
(9) Includes 150,549 shares of Class A Common Stock (1.71% of class and less than 1.0% of total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan and the 1994 Blount Executive Stock Option Plan.

                             ELECTION OF DIRECTORS

                                   PROPOSAL 1

DIRECTORS

     The By-laws of the Corporation, which may be amended by the Board, presently provide that the number of directors which shall constitute the whole Board shall be not less than 3 nor more than 14, with the exact number to be determined from time to time by resolution of the Board. The Board has set the exact number at 13 effective June 26, 1995, with 4 members to be elected by the holders of Class A Common Stock and 9 members to be elected by the holders of Class B Common Stock. Class A Common Stock proxies may not be voted for more than 4 persons, and the Class B Common Stock proxies may not be voted for more than 9 persons.

     The Board intends to nominate and, unless contrary instructions are specified, to vote, as appropriate, all proxies received by the Board FOR the election of the persons named below as directors of the Corporation.

     Each director to be elected shall hold office until the next Annual Meeting of Stockholders of the Corporation or until his or her successor is elected and qualified or until his or her earlier resignation or removal. Should any nominee fail to accept election, it is expected that the Board will cast all proxies, as appropriate, received by it in favor of the election of such other person for the office of director as the Board may recommend. The Board has no reason to believe that any of the persons named below will fail to accept election as a director.

BIOGRAPHICAL INFORMATION

     The following biographical information is furnished with respect to each nominee for election as director at the Meeting:

                          NOMINEES -- CLASS A COMMON STOCK
- ----------------------    W. HOUSTON BLOUNT, Age 73.
- ----------------------    Director since September 1949(1); Chairman of the Acquisition Committee, member of
- ----------------------      the Executive Committee and the Compensation and Management Development Committee.
- ----------------------    Chairman of the Board Emeritus since May 1992; Chairman of the Board from May 1986
- ------(PHOTO)---------      of Vulcan Materials Company, Birmingham, Alabama (crushed stone and chemicals).
- ----------------------    Mr. Blount is the brother of Winton M. Blount.
- ----------------------    Mr. Blount is also a director of VF Corporation, Reading, Pennsylvania.
- ----------------------
- ----------------------
- ----------------------

- ----------------------    HERBERT J. DICKSON, Age 69.
- ----------------------    Director since July 1966(1); Chairman of the Finance Committee and member of the
- ----------------------      Compensation and Management Development Committee.
- ----------------------    Financial consultant since March 1993; formerly Chairman of the Board and Chief
- ------(PHOTO)---------      Executive Officer of Fortune Financial Services, Inc., Atlanta, Georgia (a finance
- ----------------------      company) throughout the 5 years preceding March 1993.
- ----------------------    Mr. Dickson is also a director of American Business Products, Inc., Atlanta,
- ----------------------      Georgia; and Martin Industries, Inc., Florence, Alabama.
- ----------------------
- ----------------------

- ----------------------    ALFRED M. GLEASON, Age 65.
- ----------------------    Director since February 1985; Chairman of the Compensation and Management
- ----------------------      Development Committee and member of the Executive Committee.
- ----------------------    Vice Chairman since February 1994, President and Chief Executive Officer from
- -------(PHOTO)--------      January 1989, President from January 1985 of PacifiCorp, Portland, Oregon
- ----------------------      (diversified utility).
- ----------------------    Mr. Gleason is also a director of PacifiCorp, Portland, Oregon; Fred Meyer, Inc.,
- ----------------------      Portland, Oregon; Comdial Corporation, Charlottesville, Virginia; PacifiCorp
- ----------------------      Financial Services, Inc., Portland, Oregon; Tektronix, Inc., Beaverton, Oregon;
- ----------------------      Legacy Health System, Portland, Oregon; trustee of Willamette University, Salem,
                            Oregon; and Commissioner of the Port of Portland, Portland, Oregon.

- ----------------------    MARY D. NELSON, Age 62.
- ----------------------    Director since June 1986; member of the Audit Committee and the Finance Committee.
- ----------------------    President of Nelson & Co., Cincinnati, Ohio (consulting actuaries) throughout the
- ----------------------      past 5 years.
- -------(PHOTO)--------    Mrs. Nelson is also a director of Cincinnati Bell, Inc., Cincinnati, Ohio and a
- ----------------------      director of Union Central Life Insurance Co., Cincinnati, Ohio.
- ----------------------
- ----------------------
- ----------------------
- ----------------------
                          NOMINEES -- CLASS B COMMON STOCK
- ----------------------    WINTON M. BLOUNT, Age 74.
- ----------------------    Director since September 1949(1), except from January 1969 through October 1971
- ----------------------      during which period he served as Postmaster General of the United States; Chairman
- ----------------------      of the Executive Committee.
- -------(PHOTO)--------    Chairman of the Board since June 1993; Chairman of the Board and Chief Executive
- ----------------------      Officer of the Corporation throughout the 5 years preceding June 1993 except from
- ----------------------      December 1990 to October 1991 during which period he served as Chairman of the
- ----------------------      Board.
- ----------------------    Mr. Blount is the brother of W. Houston Blount.
- ----------------------    Mr. Blount is also a director of the Alabama Shakespeare Festival, Montgomery,
                            Alabama; Montgomery Museum of Fine Arts, Montgomery, Alabama; National Actors
                            Theatre, New York, New York; Chairman of the Advisory Committee of the National
                            Postal Museum, Washington, DC; Trustee Emeritus of the University of Alabama; Life
                            Trustee of Rhodes College, Memphis, Tennessee; Trustee of the National Symphony
                            Orchestra, Washington, DC; and Governor of the Royal Shakespeare Company, London,
                            England.

- ----------------------    R. EUGENE CARTLEDGE, Age 66.
- ----------------------    Director since September 1994; member of the Audit Committee and the Compensation
- ----------------------      and Management Development Committee.
- ----------------------    Retired since June 1994. Formerly Chairman of the Board and Chief Executive Officer
- -------(PHOTO)--------      of Union Camp Corporation, Wayne, New Jersey 1989 to 1994; prior to December 1989,
- ----------------------      Chairman of the Board, President and Chief Executive Officer of Union Camp
- ----------------------      Corporation.
- ----------------------    Mr. Cartledge is also a director of Union Camp Corporation, Delta Air Lines,
- ----------------------      NationsBank and Sun Company, Inc.
- ----------------------

- ----------------------    RICHARD B. CHENEY, Age 54.
- ----------------------    Director nominee.
- ----------------------    Senior Fellow, American Enterprise Institute, Washington, D.C., since January 1993;
- ----------------------      United States Secretary of Defense, March 1989 to January 1993; member, United
- -------(PHOTO)--------      States House of Representatives 1979 to 1989.
- ----------------------    Mr. Cheney is also a director of Union Pacific Corporation; IGI Incorporated; Morgan
- ----------------------      Stanley Group, Inc.; US West; and Procter & Gamble Co.
- ----------------------
- ----------------------
- ----------------------

- ----------------------    C. TODD CONOVER, Age 55.
- ----------------------    Director since September 1992; member of the Audit Committee and the Finance
- ----------------------      Committee.
- ----------------------    President and Chief Executive Officer of The Vantage Company, Los Altos, California
- -------(PHOTO)--------      (management services) since July 1992; formerly General Manager of the Finance
- ----------------------      Industry Group of Tandem Computers Incorporated, Cupertino, California from
- ----------------------      January 1994; President and Chief Executive Officer of Central Bancorporation,
- ----------------------      Denver, Colorado (bank holding company) from July 1991; National Director with
- ----------------------      KPMG Peat Marwick, San Francisco, California and New York, New York (bank
- ----------------------      consulting) from September 1988. He served as Comptroller of the Currency of the
                            United States from December 1981 through May 1985.
                          Mr. Conover is also a Director of PacifiCorp, Portland, Oregon.

- ----------------------    H. CORBIN DAY, Age 57.
- ----------------------    Director since June 1992; member of the Audit Committee, the Finance Committee, the
- ----------------------      Compensation and Management Development Committee and the Acquisition Committee.
- ----------------------    Limited partner of Goldman, Sachs & Co., New York, New York (investment bankers)
- -------(PHOTO)--------      throughout the past 5 years, and Chairman from May 1988, of Jemison Investment
- ----------------------      Co., Inc., Birmingham, Alabama (investment bankers).
- ----------------------    Mr. Day is also a director of Jemison Investment Co., Inc. and its affiliated
- ----------------------      companies, Birmingham, Alabama; Altec Industries, Inc., Birmingham, Alabama;
- ----------------------      American Heritage Life Insurance Company, Jacksonville, Florida; and trustee of
- ----------------------      the Birmingham Museum of Art, Birmingham, Alabama.

- ----------------------    EMORY M. FOLMAR, Age 64.
- ----------------------    Director nominee.
- ----------------------    Mayor, City of Montgomery, Montgomery, Alabama since 1977; member Montgomery City
- ----------------------      Council 1975 to 1977.
- -------(PHOTO)--------    Mr. Folmar serves on the board of the Montgomery Boys Club and the Alabama
- ----------------------      Shakespeare Festival.
- ----------------------
- ----------------------
- ----------------------
- ----------------------

- ----------------------    JOHN M. PANETTIERE, Age 57.
- ----------------------    Director since May 1992.
- ----------------------    President and Chief Executive Officer since June 1993, President and Chief Operating
- ----------------------      Officer from May 1992 of the Corporation; formerly Chairman, President and Chief
- -------(PHOTO)--------      Executive Officer from January 1990, President and Chief Executive Officer from
- ----------------------      January 1988, Senior Executive Vice President and Chief Operating Officer from
- ----------------------      August 1986 of Grove Worldwide Company, Shady Grove, Pennsylvania (manufacturer of
- ----------------------      mobile hydraulic cranes and aerial work platforms).
- ----------------------    Mr. Panettiere is a Life Honorary Director and Past Chairman of the Construction
- ----------------------      Industry Manufacturers Association, Milwaukee, Wisconsin. He is also a director of the Alabama Shakespeare Festival.

- ----------------------    ARTHUR P. RONAN, Age 65.
- ----------------------    Director since June 1993; member of the Audit Committee and the Acquisition
- ----------------------      Committee.
- ----------------------    Retired since February 1992; formerly Corporate Vice President from 1982 and
- -------(PHOTO)--------      President from June 1985 of the Automotive Operations of Rockwell International
- ----------------------      Corporation, Troy, Michigan (manufacturer of automotive components).
- ----------------------    Mr. Ronan was Chairman and President of Western Highway Institute, Bruno, California
- ----------------------      from 1991 to 1993; Vice Chairman of Highway Users Federation, Washington, D.C.
- ----------------------      from 1990 to 1992; Trustee of General Motors Institute, Flint, Michigan from 1984
- ----------------------      to 1992; member of the Board of Advisors of Oakland University, Rochester,
                            Michigan from 1984 to 1992; and Trustee of Marygrove College, Detroit, Michigan
                            from 1975 to 1979.

- ----------------------    JOAB L. THOMAS, Age 62.
- ----------------------    Director since June 1981; member of the Finance Committee and the Audit Committee.
- ----------------------    President, Pennsylvania State University, University Park, Pennsylvania since
- ----------------------      September 1990; formerly Professor from September 1988 and President from July
- -------(PHOTO)--------      1981 of the University of Alabama, Tuscaloosa, Alabama.
- ----------------------    Dr. Thomas is also a director of Lukens, Inc., Coatesville, Pennsylvania; and Mellon
- ----------------------      Bank, Pittsburgh, Pennsylvania.
- ----------------------
- ----------------------
- ----------------------

- ---------------
(1) Includes the period for which the person served as a director of Blount Brothers Corporation. The Corporation was organized in February 1971, and on March 1, 1971, the stockholders of Blount Brothers Corporation exchanged their stock in Blount Brothers Corporation for stock in the Corporation. Blount Brothers Corporation was merged into the Corporation on February 29, 1988.

THE BOARD AND ITS COMMITTEES

     The property, affairs and business of the Corporation are managed under the direction of the Board. The Board has standing Executive, Audit, Finance, Acquisition and Compensation and Management Development Committees whose principal functions are described below. The Corporation does not have a Nominating Committee. During the fiscal year ended February 28, 1995 ("Fiscal 1995"), the Board held 5 regular meetings, 1 telephone conference, and took action 3 times by written consent in lieu of a meeting. Average attendance by directors at Board and Committee meetings was 99%. All directors attended 93% or more of the meetings of the Board and the Committees on which they serve.

     Executive Committee -- The Executive Committee consists of 4 members, 2 of whom are non-employee directors. The Chairman of the Board of the Corporation is Chairman of the Committee. The Committee may exercise all of the authority and powers of the Board, to the extent permitted by law, during the intervals between Board meetings. The Committee took action 1 time by written consent in lieu of a meeting during Fiscal 1995. The present members of the Committee are Winton M. Blount, W. Houston Blount, Alfred M. Gleason and John M. Panettiere.

     Audit Committee -- The Audit Committee consists of 7 members, all of whom are non-employee directors. The functions of the Committee include (i) recommending annually to the Board the appointment of the Corporation's independent auditors, (ii) reviewing the professional services, proposed fees and independence of such auditors, (iii) reviewing the annual audit plans of such auditors and the internal audit staff, (iv) monitoring the activities of the independent auditors and internal audit staff, and (v) reporting on such activities to the Board. The Committee held 2 regular meetings during Fiscal 1995. The present members of the Committee are R. Eugene Cartledge, C. Todd Conover, H. Corbin Day, James W. Hargrove, Mary D. Nelson, Arthur P. Ronan and Joab L. Thomas.

     Finance Committee -- The Finance Committee consists of 6 members, all of whom are non-employee directors. The functions of the Committee include (i) approving the Corporation's funding policy for its retirement plans, (ii) approving actuarial assumptions for the retirement plans, (iii) approving the selection and termination of investment managers, trustees, independent auditors and actuaries for the retirement plans, (iv) approving the investment policy asset allocation guidelines, objectives, constraints, and restrictions, as appropriate, issued to investment managers and trustees, (v) approving operating procedures and safeguards as required to prohibit transactions not authorized under the Employee Retirement Income Security Act, (vi) approving the consolidation, merger, or transfer of retirement plan assets or liabilities to or from one plan to another, (vii) approving reports with regard to retirement plans prepared by the trustees, the independent auditors, investment managers or consultants, and the actuaries, and (viii) reporting on such activities to the Board. The Committee held 2 regular meetings during Fiscal 1995. The present members of the Committee are C. Todd Conover, H. Corbin Day, Herbert J. Dickson, James W. Hargrove, Mary D. Nelson and Joab L. Thomas.

     Compensation and Management Development Committee -- The Compensation and Management Development Committee consists of 5 members, all of whom are non-employee directors. The functions of the Committee include (i) approving compensation philosophy and guidelines for the Corporation's executive and managerial employees, (ii) establishing a total compensation range for the Chairman of the Board and the President and Chief Executive Officer ("CEO") and appraising the performance of said officers on a timely basis, (iii) approving salaries and changes in salaries of officers of the Corporation and presidents of its divisions and subsidiaries or other executives as the Committee may deem appropriate, (iv) approving the participants, annual financial or other targets, and amounts to be paid under the Corporation's Target Incentive Plans, (v) reviewing and recommending to the Board any new executive incentive or stock option plans or additions to or revisions of such existing plans and approving any awards or options granted under such plan(s), (vi) reviewing from time to time the Corporation's management resources and executive personnel planning, development and selection processes, and (vii) reporting on such activities to the Board. The Committee held 2 regular meetings and had 2 telephone conference meetings and took action 2 times by written consent in lieu of a meeting during Fiscal 1995. The present members of the Committee are W. Houston Blount, R. Eugene Cartledge, H. Corbin Day, Herbert J. Dickson and Alfred M. Gleason.

     Acquisition Committee -- The Acquisition Committee consists of 3 members, all of whom are non-employee directors. The functions of the Committee are to review and approve any acquisition proposed by management and report on such activities to the Board. The Committee held 3 telephone conference meetings in Fiscal 1995. The present members of the Committee are W. Houston Blount, H. Corbin Day, and Arthur P. Ronan.

COMPENSATION OF DIRECTORS

     Non-employee directors received a retainer fee of $4,750 per quarter plus a fee of $1,000 for each Board Meeting attended in person or by telephone conference, and an additional $1,000 for each Board Committee Meeting attended in person or by telephone conference. No fee for execution of consent actions is paid. Persons serving as Chairmen of Committees of the Board, who were not employees of the Corporation, received an additional retainer fee of $750 per quarter for their services. The directors were reimbursed for travel and other expenses and were provided travel insurance when traveling on Corporation business, liability insurance coverage and participation in a charitable contributions matching gift program. Participation in the Corporation's group medical and dental plans was available to the non-employee directors on the same basis as offered to all employees of the Corporation. In addition, each non-employee director was provided $50,000 of life insurance under the Corporation's group life insurance plan. Directors who are employees of the Corporation do not receive any additional compensation for their services as directors.

     In January 1983, the Board approved a Directors' Fee Deferral Plan under which directors may defer receipt of directors' fees until their retirement or other termination of status as a director. Deferred amounts bear interest, adjusted quarterly, based on the prime rate set by a New York bank. Such accumulated fees, together with the income accrued thereon, are payable in cash to the director or his or her estate in accordance with the option selected by the director at the time he or she elected to participate in this plan. The Director's Fee Deferral Plan is unfunded and amounts due the participants covered thereby are general obligations of the Corporation. One director has chosen to defer his director's fees.

     In May 1991, the Board approved and in April 1994 amended the Advisory Directors' Recognition Plan. Each member of the Board who has served as a director for at least 5 consecutive years and who has not been an employee vested in any employee benefits sponsored by the Corporation during his or her service on the Board and
(a) who is serving at the attainment of age 72, or (b) who becomes permanently and totally disabled at any time prior to age 72, shall become an advisory director. No advisory director and no other director, except the co-founders of the Corporation, shall be eligible to stand for re-election to the Board who, after July 1, 1991, is or reaches age 72. Under this plan, a director who is or becomes eligible for advisory director status after July 1, 1991, shall, at the end of his or her current term, be paid a quarterly benefit for life equal to the quarterly cash retainer, exclusive of committee chairman fees, then being paid to the director. An advisory director who attains that status due to disability shall be paid a quarterly disability benefit equal to the quarterly cash retainer then being paid to directors for the shorter of (a) such advisory director's life, or (b) the number of the advisory director's full years of service as a director. A director who has been an employee vested in employee benefits sponsored by the Corporation is eligible to become an advisory director, but shall not be entitled to the retainer paid to advisory directors. When their views on a matter are sought, advisory directors are expected to consult with management or directors of the Corporation. The status of advisory director may be terminated upon request by the advisory director or by the Board if it determines that an advisory director becomes a director, officer, employee or consultant of or to another company that competes with the Corporation or any of its divisions or subsidiaries. The Advisory Directors' Recognition Plan does not apply to Winton M. Blount, a co-founder of the Corporation and it does not apply to W. Houston Blount, a co-founder of the Corporation until he ceases to be a member of the Board of Directors regardless of his age at the time of such cessation. The Advisory Directors' Recognition Plan is unfunded and amounts due the participants covered thereby are general obligations of the Corporation. There is presently 1 participant under this plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following members of the Board served as members of the Compensation and Management Development Committee during the last completed fiscal year or for the portion of the year stated:

          W. Houston Blount, Chairman of the Board Emeritus of Vulcan Materials Company.

          R. Eugene Cartledge, formerly Chairman and Chief Executive Officer of Union Camp Corporation, began service on September 9, 1994.

          H. Corbin Day, Limited Partner of Goldman, Sachs & Co., and Chairman of Jemison Investments Co., Inc.

          Herbert J. Dickson, Financial Consultant and formerly Chairman of the Board of Fortune Financial Services.

          Alfred M. Gleason, Vice Chairman of the Board of PacifiCorp.

     There were no relationships with respect to Compensation Committee interlocks and insider participation in compensation decisions during the last completed fiscal year.

               COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

OVERALL OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The Corporation's executive compensation program is designed to help the Corporation attract, motivate and retain the executive resources that the Corporation needs in order to maximize its return to shareholders.

     Toward that end, the Corporation's executive compensation program attempts to provide:

     - levels of compensation that are competitive with those provided in the various markets in which the Corporation competes for its executive resources;

     - incentive compensation that varies in a manner consistent with the financial performance of the Corporation; and

     - incentive compensation that effectively rewards corporate and individual performance.

     In designing and administering its executive compensation program, the Corporation attempts to maintain an appropriate balance among these various objectives, each of which is discussed in greater detail below.

PROVIDING COMPETITIVE LEVELS OF COMPENSATION

     The Corporation attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with total compensation provided to executives who hold comparable positions or have similar qualifications in other organizations of similar size and scope with which the Corporation competes.

     The Corporation projects an executive's competitive level of compensation based on information drawn from a variety of sources, including proxy statements, special surveys, and outside compensation consultants. This information is used in creating the basic structure of the Corporation's program. The market data used in establishing the Corporation's executive compensation levels reflect a blending of general industry and manufacturing industry companies comparable to the Corporation's size, including many of the industry peer companies covered by the total shareholder return graph. However, the Committee has not defined the Corporation's compensation comparative group to be identical to the companies included in the graph for a variety of reasons, including the need to adjust for differences in company size and scope.

     It should be noted that the value of an executive's compensation package will vary significantly based on performance. So while the expected value of an executive's compensation package may be competitive, its actual value can exceed or fall below competitive levels depending on performance.

ENSURING THAT INCENTIVE COMPENSATION VARIES WITH FINANCIAL PERFORMANCE

     The Corporation's incentive plans are designed to ensure that the incentive compensation varies in a manner consistent with the financial performance of the Corporation and its various business units. The specific corporate performance factors for Fiscal 1995 are discussed in other sections of this report.

     All operating segments were profitable and performed well above budgeted expectations for Fiscal 1995.

REWARDING INDIVIDUAL PERFORMANCE

     The Corporation believes that effectively rewarding individual performance will ultimately serve to enhance the financial performance of the Corporation and its various business units. While the Corporation's incentive plans provide compensation that varies with financial performance, they also provide for individual awards that are based on quantitative assessments of business unit and individual performance.

DESCRIPTION OF THE EXECUTIVE COMPENSATION PROGRAM

     This section describes each of the principal elements of the Corporation's executive compensation program.

BASE SALARY PROGRAM

     The objective of the Corporation's base salary program for senior executive management positions is to provide base salaries that are approximately between the 65th and 80th percentile of the competitive market norms for companies in the Corporation's business lines and similar in size to the Corporation. The Committee believes it is crucial to provide competitive salaries in order to attract and retain managers who are highly talented. The specific competitive markets considered depend on the nature and level of the positions in question and the markets from which qualified individuals are recruited.

     Base salary levels are also dependent on the performance of each individual employee. Thus, employees with higher levels of sustained performance will be paid correspondingly higher salaries.

     Annual salary reviews are based on three factors: general levels of market salary increases, individual performance, and the Corporation's overall financial results. All base salary increases are based on a philosophy of pay-for-performance and perceptions of an individual's long-term value to the Corporation.

THE MANAGEMENT INCENTIVE PLAN

     The objectives of the Annual Target Incentive Plan are to motivate and reward the accomplishment of annual corporate objectives; reinforce a strong performance orientation with differentiation and variability in individual awards based on contributions to business results; and provide a fully competitive compensation package which will attract, reward and retain individuals of the highest quality. As a pay-for-performance plan, cash bonus awards are paid upon the achievement of specific business segment and individual performance objectives established for the fiscal year.

     Targeted bonus award levels are determined for eligible positions each year using data obtained from independent consultants and surveys. The target bonus levels reflect competitive market norms for companies similar in size to the Corporation and the Corporation's philosophy of providing competitive total annual compensation opportunities.

     A bonus program is established each fiscal year based on the Corporation's budgeted performance against measures approved by the Committee. In Fiscal 1995, the key performance measures considered were pre-tax income and return on capital employed for operating units, net income for the Corporate staff and for all plan participants other than the Chairman of the Board and the President and Chief Executive Officer, individual key base objectives were established and measured. The weighting of target objectives among each of the Corporation's operating units range from a 50% weighting factor for pre-tax income, a 20% weighting for return on capital employed and a 30% weighting for attainment of individual performance objectives.

     For the corporate staff and senior corporate officers, 60% of bonus attainment is based on the Corporation's net income target and 40% of the bonus is determined by attainment of individual key base objectives. The bonus attainment for the Chairman of the Board and for the President and Chief Executive Officer is based 100% on the Corporation's net income target.

     Target bonuses for Incentive Plan participants range from 5% to 65% of the participants' base pay. Participants can earn from 80% (minimum threshold) to 200% (maximum bonus) of the target bonus. The actual bonus is determined by the extent to which performance objectives have been accomplished. All units were profitable in Fiscal 1995 and performed well above budgeted targets for returns on capital employed, pre-tax income and net income. As a result, an annual incentive funding pool was created for Fiscal 1995 performance and awards were made to certain key executives named in the compensation table exceeding target bonus objectives.

LONG-TERM INCENTIVES

     The Corporation's approach to long-term incentives for employees is focused on the Corporation's stock option plans. The Corporation uses stock options to align the interests of employees and shareholders by providing value to the employee when the stock price increases. Options are granted at 100% of the market value of the stock on the date of grant.

     All options granted have terms of 10 years and are generally exercisable within 5 years of the date of the grant. The exercise price is payable in cash. No option holder has any rights as a shareholder for any shares subject to an option until the exercise price has been paid and the shares have been issued to the employee.

     The Corporation's stock option grant levels are established by considering competitive market data on grant levels and the level of shares reserved for such plans. Individual option grants are based on the responsibility level of each participant in the Corporation, attainment of individual performance measured against key base objectives, and the amounts of previous grants.

     The Executive Compensation Program is reviewed annually by the Compensation and Management Development Committee to provide an appropriate mix of base salary, annual bonus, and long-term awards within the philosophy of providing competitive total direct compensation opportunities.

     The Chairman of the Board, as the majority shareholder of the Corporation, does not participate in the Stock Option Plan. Stock options granted to the named executives in Fiscal 1995 are shown in the Option Grant Table.

FISCAL 1995 CHAIRMAN OF THE BOARD AND THE PRESIDENT AND CHIEF EXECUTIVE OFFICER PAY

     As described above, the Corporation determines its pay for all executives, including the Chairman of the Board and the President and Chief Executive Officer, considering both a pay-for-performance philosophy and market rates of compensation for the job. Specific actions taken by the Committee regarding the Chairman of the Board and the President and Chief Executive Officer's compensation are summarized below:

     Base Salary -- The Chairman of the Board, Mr. Winton Blount, received a merit increase of 7% in March 1994 based on competitive data and performance. The President and Chief Executive Officer, Mr. John Panettiere, received a 10% merit increase in March 1994 based on competitive data and performance.

     Annual Bonus -- The Corporation's Fiscal 1995 performance significantly exceeded the targeted net income objective established in the Executive Management Incentive Plan which covers the Chairman of the Board and the President and Chief Executive Officer. The Plan was approved by the shareholders in June of 1994.

     The bonus for Fiscal 1995 generated by the Executive Management Incentive Plan formula for Mr. Winton Blount, Chairman of the Board, and for Mr. John Panettiere, President and Chief Executive Officer, was based on the Corporation's attainment of the net income objective established in March 1994. The Corporation's performance significantly exceeded that objective thus bonuses equal to 200% of the 65% target for Mr. Winton Blount and 200% of the 65% target for Mr. John Panettiere were earned for Fiscal 1995. In addition to the bonus earned under the Executive Management Incentive Plan, the Committee approved a discretionary bonus of $16,000 payable to the Chairman, Mr. Winton M. Blount, and a discretionary bonus of $85,000 payable to the President and Chief Executive Officer, Mr. John M. Panettiere.

                           Alfred M. Gleason, Chairman
                           W. Houston Blount
                           R. Eugene Cartledge
                           H. Corbin Day
                           Herbert J. Dickson

                               EXECUTIVE OFFICERS

     The executive officers of the Corporation, in addition to those who are also Director nominees, as of May 1, 1995 are:

                                                                            YEAR FIRST
                                                                            ELECTED TO                 FAMILY
        NAME                                 OFFICE                         SUCH OFFICE     AGE     RELATIONSHIP
- --------------------   ---------------------------------------------------  -----------     ---     ------------
K. O. Dixon            President of Dixon Industries, Inc.                      1973        56          None
Thomas J. Fruechtel    President of the Sporting Equipment Division of the      1993        44          None
                         Corporation
Richard H. Irving,     Senior Vice President and General Counsel of the         1995        51          None
  III                    Corporation
Bernell Jiles          President of Gear Products, Inc.                         1984        61          None
Harold E. Layman       Senior Vice President and Chief Financial Officer        1993        48          None
                         of the Corporation
D. Joseph McInnes      Senior Vice President -- Administration and              1991        52          None
                         Secretary of the Corporation and President of The  1994 and
                         Blount Foundation, Inc.                                1982
James S. Osterman      President of the Oregon Cutting Systems Division of      1987        57          None
                         the Corporation
Donald B. Zorn         President of the Forestry and Industrial Equipment       1994        58          None
                         Division of the Corporation

     Each of these executive officers serves at the pleasure of the Board. There were no arrangements or understandings with any other person pursuant to which any officer was elected. The executive officers of the Corporation may also be directors or officers of divisions or subsidiaries of the Corporation.

     K. O. Dixon was elected President of Dixon Industries, Inc. (manufacturer of riding lawn mowers) in 1973. Dixon Industries, Inc. was acquired by the Corporation in March 1990.

     Thomas J. Fruechtel was appointed President of the Sporting Equipment Division of the Corporation in March 1993. Prior to that date, Mr. Fruechtel served as Executive Vice President from October 1992 and Director of Marketing from August 1987 of the Sporting Equipment Division.

     Richard H. Irving, III was elected Senior Vice President and General Counsel on April 10, 1995. Prior to that date, he served since 1988 as Vice President, General Counsel and Secretary of Duchossois Industries, Inc., a diversified privately held company headquartered in Emhurst, Illinois. Mr. Irving also served as Associate General Counsel of Union Camp Corporation from 1979 to 1986, and Assistant General Counsel of Rockwell International from 1974 to 1979.

     Bernell Jiles was elected President of Gear Products, Inc. (designer and manufacturer of rotation bearings and mechanical power transmission components) in January 1984. Gear Products, Inc. was acquired by the Corporation in March 1991.

     Harold E. Layman was elected Senior Vice President and Chief Financial Officer of the Corporation in January 1993. Prior to that date, he served as Senior Vice President Finance and Administration and was a member of the Executive Committee of VME Group, N.V., The Netherlands from September 1988 (manufacturer of automotive components and industrial equipment).

     D. Joseph McInnes was elected Senior Vice President -- Administration and Secretary of the Corporation in May 1994. Prior to that date, he served as Senior Vice President -- Administration of the Corporation from October 1991, and Vice President -- Human Resources of the Corporation from March 1983. In addition, he was elected President of The Blount Foundation, Inc. (a charitable foundation funded by the Corporation) in April 1982.

     James S. Osterman was appointed President of the Oregon Cutting Systems Division of the Corporation in January 1987.

     Donald B. Zorn was appointed President of the Forestry and Industrial Equipment Division of the Corporation in January 1994. Prior to that date, he served as President and Chief Operating Officer of Grove Cranes, a division of Grove Worldwide Company, Shady Grove, Pennsylvania (manufacturer of mobile hydraulic cranes and aerial work platforms) from March 1988.

                             EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended the last day of February 1993, 1994 and 1995, all plan and non-plan compensation awarded to, earned by, or paid to (i) the CEO and (ii) the four most highly compensated executive officers other than the CEO of the Corporation (the "Named Executive Officers") at the end of Fiscal 1995 in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION
                                                                                      ------------------------
                                                                                        AWARDS       PAYOUTS
                                                   ANNUAL COMPENSATION                ----------   -----------
                                      ---------------------------------------------   SECURITIES    LONG-TERM
              NAME AND                                                  OTHER         UNDERLYING    INCENTIVE          ALL
             PRINCIPAL                       SALARY     BONUS           ANNUAL         OPTIONS        PLAN            OTHER
              POSITION                YEAR     ($)       ($)       COMPENSATION ($)      (#)       PAYOUTS ($)   COMPENSATION ($)
- ------------------------------------  ----   -------   -------     ----------------   ----------   -----------   ----------------
Winton M. Blount                      1995   680,000   900,000(1)       70,789(3)             0            0           41,769(5)
  Chairman of the Board               1994   635,000   619,125          30,569                0            0           33,261
                                      1993   590,000   355,000          13,538                0            0           25,701
John M. Panettiere                    1995   550,000   800,000(2)       24,915(3)        25,000            0           53,888(6)
  President and CEO                   1994   461,379   450,000          26,807          100,000            0          193,774
                                      1993   332,051   225,000          34,273          100,000            0                0
Donald B. Zorn                        1995   250,000   225,000          90,425(4)         7,500            0           18,550(7)
  President -- Forestry and           1994    41,666    10,000               0           30,000            0                0
  Industrial Equipment Division       1993         0         0               0                0            0                0
Harold E. Layman                      1995   237,600   215,000          12,227(3)         7,500            0           23,356(8)
  Senior Vice President and Chief     1994   220,000   148,500           6,319           50,000            0           31,673
  Financial Officer                   1993    36,667    16,506               0           20,000            0                0
D. Joseph McInnes                     1995   236,000   215,000          11,338(3)         7,500      118,527           13,366(9)
  Senior Vice President --            1994   219,450   148,129           5,785           50,000            0           13,799
  Administration and                  1993   201,027   100,000           2,266                0            0              713
  Corporate Secretary

- ---------------

(1) Consists of $884,000 bonus earned under the Executive Management Target Incentive Plan and a $16,000 discretionary bonus.
(2) Consists of $715,000 bonus earned under the Executive Management Target Incentive Plan and a $85,000 discretionary bonus.
(3) Tax gross-up on club dues, personal use of the Corporation's property and premiums on life insurance policies.
(4) Personal use of the Corporation's property, premiums on life insurance policy and relocation expenses.
(5) Amount is comprised of $12,307 matching contribution to employee's 401(k) account and excess 401(k) account and $29,462 attributable to the personal portion of the premiums on life insurance policies under the Executive Benefit Life Insurance and Supplemental Retirement Plan.
(6) Amount is comprised of $21,463 matching contribution to employee's 401(k) and excess 401(k) account and $32,425 premiums on a life insurance policy under the Executive Life Insurance Plan.
(7) Amount is comprised of $18,550 in premiums on a life insurance policy under the Executive Life Insurance Plan.
(8) Amount is comprised of $10,016 matching contribution to the employee's 401(k) and excess 401(k) accounts and $13,340 in premiums on a life insurance policy under the Executive Life Insurance Plan.
(9) Amount is comprised of $12,407 matching contribution to employee's 401(k) and excess 401(k) accounts and $959 attributable to the personal portion of the premiums on the life insurance policies under the Executive Benefit Life Insurance and Supplemental Retirement Plan.

OPTION GRANTS

     The following table summarizes pertinent information concerning individual grants of stock options, including the potential realizable dollar value of grants of options made during Fiscal 1995 to each Named Executive Officer, assuming that the market value of the underlying security appreciates in value, from the date of grant to the end of the option term, at the rates indicated in the following table:

                       OPTION GRANTS IN FISCAL YEAR 1995

                                                                                              POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                               VALUE AT
                                 -------------------------------------------------------     ASSUMED ANNUAL RATES OF
                                  NUMBER OF       % OF TOTAL                                       STOCK PRICE
                                 SECURITIES        OPTIONS                                        APPRECIATION
                                 UNDERLYING       GRANTED TO      EXERCISE      EXPIRATION     FOR OPTION TERM(1)
                                   OPTIONS       EMPLOYEES IN       PRICE         DATE       -----------------------
               NAME              GRANTED (#)     FISCAL YEAR      ($/SHARE)     (MMDDYY)     5% ($)         10% ($)
    ---------------------------  -----------     ------------     ---------     --------     -------       ---------
    Winton M. Blount                     0               0               0           --            0               0
    John M. Panettiere              25,000           16.79%        46.0625      02-13-05     724,000       1,835,000
    Donald B. Zorn                   7,500            5.04%        46.0625      02-13-05     217,000         551,000
    Harold E. Layman                 7,500            5.04%        46.0625      02-13-05     217,000         551,000
    D. Joseph McInnes                7,500            5.04%        46.0625      02-13-05     217,000         551,000

- ---------------

(1) The amounts under these columns are the result of calculations at 5% and 10% rates which were established by rules adopted by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, in the price of the Corporation's Class A Common Stock.

OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table summarizes pertinent information concerning the exercise of stock options during Fiscal 1995 by each of the Named Executive Officers and the fiscal year-end value of unexercised options:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF SECURITIES
                                                                     UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                   SHARES                          OPTIONS AT FISCAL YEAR END           IN-THE-MONEY OPTIONS
                                 ACQUIRED ON                                   (#)                     AT FISCAL YEAR END ($)
                                  EXERCISE          VALUE         -----------------------------     -----------------------------
              NAME                   (#)         REALIZED ($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
    -------------------------    -----------     ------------     -----------     -------------     -----------     -------------
    Winton M. Blount                     0                0               0                0                0                 0
    John M. Panettiere              12,213          343,000          33,334          167,240          600,000         4,106,000
    Donald B. Zorn                       0                0          10,000           27,500          184,000           372,000
    Harold E. Layman                     0                0          24,667           52,833          565,000         1,000,000
    D. Joseph McInnes                    0                0          28,667           48,833          767,000           914,000

PENSION PLANS

     Assuming continuance of the Blount Retirement Plan in its present form, estimated annual benefits payable to eligible employees (including executive officers) in specific classifications following retirement at age 65 (normal retirement age), after continuous years of credited service, are shown below:

                               PENSION PLAN TABLE

                                                  ESTIMATED ANNUAL BENEFITS FOR
FIVE-YEAR AVERAGE                          SPECIFIED YEARS OF CREDITED SERVICE(1), (2)
   EARNINGS AT        --------------------------------------------------------------------------------------
  RETIREMENT(3)          10           15           20           25           30           35      40 OR MORE
- ------------------------------------------------------------------------------------------------------------
    $ 100,000         $ 20,000     $ 30,000     $ 40,000     $ 50,000     $ 52,500     $ 55,000    $ 57,500
      150,000           30,000       45,000       60,000       75,000       78,750       82,500      86,250
      200,000           40,000       60,000       80,000      100,000      105,000      110,000     115,000
      250,000           50,000       75,000      100,000      125,000      131,250      137,500     143,750
      300,000           60,000       90,000      120,000      150,000      157,500      165,000     172,500
      350,000           70,000      105,000      140,000      175,000      183,750      192,500     201,250
      400,000           80,000      120,000      160,000      200,000      210,000      220,000     230,000
      450,000           90,000      135,000      180,000      225,000      236,250      247,500     258,750
      500,000          100,000      150,000      200,000      250,000      262,500      275,000     287,500
      550,000          110,000      165,000      220,000      275,000      288,750      302,500     316,250
      600,000          120,000      180,000      240,000      300,000      315,000      330,000     345,000
      650,000          130,000      195,000      260,000      325,000      341,250      357,500     373,750
      700,000          140,000      210,000      280,000      350,000      367,500      385,000     402,500

- ---------------

(1) The amounts set out above are based on the benefits under a straight life annuity to a participant retiring at age 65 on March 1, 1995. The amounts shown are to be reduced for offsetting amounts to be paid as social security benefits and benefits payable under Master Annuity Contracts (purchased upon termination of prior Retirement Plans).
(2) Under Section 415(b) of the Internal Revenue Code, as amended, the maximum benefit payable under the Master Annuity Contracts (purchased upon termination of prior Retirement Plans) and the Blount Retirement Plan to an employee retiring at age 65 in 1995 is $120,800 ($118,800 for 1994), an amount which may change each year in accordance with a determination made by the Commissioner of the Internal Revenue Service. In addition, Section 401(a)(17) of the Internal Revenue Code, as amended, limits the amount of an employee's compensation which may be taken into account under the Blount Retirement Plan to $150,000 for 1995, an amount which also may change each year in accordance with a similar determination. These limitations have been disregarded for the purposes of this table since the amount of the benefit payable in excess of the limitation is covered by the Blount, Inc. and Subsidiaries Supplemental Retirement Benefit Plan (the "Excess Benefit Plan").
(3) Earnings covered by the Blount Retirement Plan are based on the participant's base salary or wages.

     The years of benefit service used to determine benefits under the Blount Retirement Plan and the Master Annuity Contracts (purchased upon termination of prior Retirement Plans) as of February 28, 1995, for the persons named in the Summary Compensation Table are: Mr. Blount -- 49 years; Mr. Panettiere -- 3 years; Mr. Layman -- 2 years; Mr. McInnes -- 21 years; and Mr. Zorn -- 1 year.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

EXECUTIVE BENEFIT LIFE INSURANCE AND SUPPLEMENTAL RETIREMENT PLAN

     On September 22, 1980, the Board adopted, effective August 1, 1980, an Executive Benefit Life Insurance and Supplemental Retirement Plan (the "Keyman Insurance Plan") for key executive officers of the Corporation and its divisions and subsidiaries. Eligibility is determined by the Compensation and Management Development Committee of the Board. Each participating executive officer has the opportunity to obtain life insurance that will pay to the named beneficiary in the event of the executive officer's death while employed by the Corporation or one of its divisions or subsidiaries as a full-time permanent employee, an amount equal to 2 1/2 times the executive officer's annual compensation (base salary as of August 1 of each year plus the amount of the most recent bonus paid under the Corporation's Annual Target Incentive Plan) at the time of the executive officer's death (the "Death Benefit"). The excess of the face amount of the policy over the Death Benefit is paid to the Corporation. The Corporation has ownership rights in the policy, except that the executive officer has the right to change the beneficiary designation for the amount of the Death Benefit. All dividends declared on the policy shall be applied at the option of the Corporation to purchase additional paid-up insurance on the life of the executive officer or to reduce the premiums on the policy. The Corporation pays all premiums due on the policies.

     If the executive officer retires directly from permanent full-time employment with the Corporation or one of its divisions or subsidiaries, under certain circumstances and subject to the election by the executive officer, the Corporation, after withdrawing the cash value, will assign its rights in the policy to the executive officer. In lieu of the Corporation's assignment of its rights in the policy, the executive officer may elect to receive an optional supplemental retirement benefit payable by the Corporation instead of all or a portion of any interest the executive officer or his beneficiary or beneficiaries may otherwise be entitled to under the policy, and the Death Benefit will terminate. If the executive officer retires prior to age 65, he or she may elect a supplemental retirement benefit commencing upon such retirement date, but the benefit will be reduced based on a formula.

     Should the executive officer upon retirement at age 65 elect to receive a supplemental retirement benefit under the Keyman Insurance Plan and based on the amount of life insurance in force at the end of Fiscal 1995, the persons named in the Summary Compensation Table would receive the following annual payments from the Corporation for 15 years in addition to the benefits payable under the Master Annuity Contract, the Excess Benefit Plan and any Supplemental Executive Retirement Plan: Mr. Blount -- $280,000; and Mr. McInnes -- $107,556. Messrs. Panettiere, Layman and Zorn do not participate in the Keyman Insurance Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

     The Corporation maintains a Supplemental Executive Retirement Plan for John
M. Panettiere. If Mr. Panettiere completes at least five years of service, the Supplemental Executive Retirement Plan will provide him with a benefit upon his normal retirement date or earlier termination of employment equal to a benefit calculated under the benefit formula of the Blount Retirement Plan, but based on a schedule of years of service granted to him under the Supplemental Executive Retirement Plan rather than his actual service, reduced by any retirement benefits payable under the Blount Retirement Plan, the Supplemental Retirement Benefit Plan, and any retirement income actually paid to Mr. Panettiere under any pension plan maintained by a former employer. This Plan is administered by the Board or, at its discretion, the Compensation and Management Development Committee of the Board. This Plan may be amended from time to time in any respect with the consent of the other party, but it cannot be terminated without the consent of the Board or its designated committee and Mr. Panettiere. At the discretion of the Board and after timely notice to Mr. Panettiere, rights to receive any benefits under this Plan may be forfeited, suspended, reduced or terminated by the Board if it determines in good faith that good cause as defined in this Plan has been shown. The projected annual benefit payable to Mr. Panettiere under this Plan, in addition to the benefits payable under the Blount Retirement Plan, the Excess Benefit Plan and the retirement income payable under any pension plan maintained by a former employer of Mr. Panettiere, is $247,979.

     The Corporation maintains a Supplemental Executive Retirement Plan for Donald B. Zorn. If Mr. Zorn completes at least five years of service, the Supplemental Executive Retirement Plan will provide him with a benefit upon his normal retirement date or earlier termination of employment equal to a benefit calculated under the benefit formula of the Blount Retirement Plan, but based on a schedule of years of service granted to him under the Supplemental Executive Retirement Plan rather than his actual service, reduced by any retirement benefits payable under the Blount Retirement Plan, the Supplemental Retirement Benefit Plan, and any retirement income actually paid to Mr. Zorn under any pension plan maintained by a former employer. This Plan is administered by the Board or, at its discretion, the Compensation and Management Development Committee of the Board. This Plan may be amended from time to time in any respect with the consent of the other party, but it cannot be terminated without the consent of the Board or its designated committee and Mr. Zorn. At the discretion of the Board and after timely notice to Mr. Zorn, rights to receive any benefits under this Plan may be forfeited, suspended, reduced or terminated by the Board if it determines in good faith that good cause as defined in this Plan has been shown. Due to Mr. Zorn's service of less than one year at the date of Blount's latest Actuarial Valuation, no projected benefit under this Plan was determined.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Corporation has entered into Employment Agreements (the "Agreements") with all of the executive officers named in the Summary Compensation Table except for Winton M. Blount. The terms of the Agreements provide that each executive will be paid a base salary no less than the 1995 base salary shown in the Table, be eligible to participate in the Corporation's Incentive Plans with target bonuses ranging from 45% to 65% of base salary, participate in the Corporation's stock option programs and all other benefit plans, arrangements and perquisites generally available to executive officers. Three executives are covered by the Corporation's Executive Life Insurance Program and two are covered under the Corporation's Keyman Life Insurance and Supplemental Retirement Plan. The Agreements with Messrs. Panettiere and Zorn provide for certain supplemental retirement benefits, less any benefits from the Blount Retirement Plan, the Blount and Subsidiaries Supplemental Retirement Plan and any pension plan of a former employer.

     The duration of each Agreement is automatically extended one day for each day employed until such time as the executive attains his 65th birthday. Each Agreement has a clause which prohibits the executive, for up to three years following the termination of employment, from competing directly or indirectly with the Corporation or disclosing proprietary or confidential information.

     The Agreements contain a Change-In-Control provision under which the executive is paid a multiple (of 24 to 36 months, depending on the executive) of his then current base salary and an average of bonus payments recently received. Full funding of certain benefits and immediate vesting in unvested stock options also occur upon a Change-In-Control, as defined in the Agreements.

     The Agreements also contain provisions for severance payments and benefits (for 24 to 36 months, depending on the executive) if the Corporation terminates the executive for reasons other than death, disability or cause (as defined in the Agreements).

     In the event of death, disability or termination for cause (as defined in the Agreements) or in the event the employer terminates his employment (except for Change-In-Control), the Corporation's obligations under the Employment Agreements cease and no special benefits will be paid.

     A Rabbi Trust has been established by the Corporation for the purpose of funding certain non-qualified benefits and Change-In-Control liabilities identified in this section.

                               PERFORMANCE GRAPH

     Rules adopted by the Securities and Exchange Commission require that the Corporation include in the proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the cumulative return of a broad equity market index that includes companies whose equity securities are traded on the same exchange and either a published industry index or an index of peer companies selected by the Corporation. Since the Corporation is not included in the Standard and Poor's 500 Stock Index and its equity securities are traded on the American Stock Exchange ("ASE"), the American Stock Exchange Market Value Index was selected as the broad equity market index. The Corporation chose a group of 10 manufacturing companies that have operations in those industries in which the Corporation competes as its peer group for purposes of this performance comparison. A list of these companies ("Peer Group") follows the graph below.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
           BLOUNT, INC., AMERICAN STOCK EXCHANGE MARKET VALUE INDEX,
                                AND A PEER GROUP

      MEASUREMENT PERIOD         BLOUNT, INC.,   ASE MKT. VAL.
    (FISCAL YEAR COVERED)           CLASS A          INDEX        PEER GROUP
1990                                    100.00          100.00          100.00
1991                                    125.40           85.85          101.83
1992                                     75.84           84.66          114.38
1993                                    141.93           91.72          109.09
1994                                    311.36          154.94          127.08
1995                                    491.38          147.41          116.57

- ---------------

(1) The companies in the Peer Group are as follows: Actava Group, Inc., Caterpillar, Inc., Clark Equipment Co., Deere & Co., Kaydon Corp., Kennametal Inc., Navistar International Corp., Regal-Beloit Corp., Terex Corp., and the Toro Co.
(2) The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on February 28, 1990 in each of Blount, Inc., the ASE Market Value Index, and the Peer Group, with investment weighted on the basis of market capitalization.

                           INDEBTEDNESS OF MANAGEMENT

     In connection with the employment of Donald B. Zorn as President of the Forestry and Industrial Equipment Division of the Corporation in January 1994, the Corporation made an interest-free loan to him in March 1994 for the purchase of a home in Lakeville, Minnesota pending sale of his home in another city. The largest aggregate amount of such indebtedness outstanding at any time in Fiscal 1995 was $73,000. The loan was paid in September 1994.

                               FILING DISCLOSURE

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Corporation's directors, executive officers and persons who beneficially own more than 10% of any class of equity securities of the Corporation to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Corporation with copies.

     Based on the review of copies of such forms received by it, or written representations from certain reporting persons, the Corporation believes that, during the last fiscal year all filing requirements were complied with which were applicable to its directors, officers and greater than 10% beneficial owners.

                     CERTAIN TRANSACTIONS AND OTHER MATTERS

     During Fiscal 1995, the Corporation made cash contributions of $491,000 to The Blount Foundation, Inc., a charitable foundation. D. Joseph McInnes is President and a director; Katherine Blount Miles is Vice President, Treasurer and a director; and Winton M. Blount is a director of The Blount Foundation, Inc.

       APPROVAL OF THE 1995 BLOUNT LONG TERM EXECUTIVE STOCK OPTION PLAN

                                   PROPOSAL 2

     The Board adopted, subject to approval by the stockholders of the Corporation, a new stock option plan entitled the 1995 Blount Long Term Executive Stock Option Plan (the "1995 LTESO Plan"), the full text of which is set forth in Exhibit A hereto. The 1995 LTESO Plan became effective upon its approval by the Board on April 10, 1995, subject to the approval by the stockholders.

     The 1995 LTESO Plan contemplates the grant of the right to purchase shares of Class A Common Stock of the Corporation under Stock Option Agreements ("Options"). Subject to the usual antidilution provisions of stock splits, stock dividends, etc., the number of shares of Class A Common Stock which may be issued under the 1995 LTESO Plan may not exceed 700,000 shares. The 1995 LTESO Plan will be administered by the Compensation and Management Development Committee of the Board (the "Committee"), no member of which is eligible to participate in the 1995 LTESO Plan. Those employees eligible to participate are any officer or other key management employee (approximately 50 persons) of the Corporation and its divisions and subsidiaries. The Committee will have sole discretion to determine from among eligible employees those to whom and the time or times at which or the criteria under which Options may be granted, the number of shares of Class A Common Stock to be subject to each Option and the period for the exercise of such Options.

     The per share exercise price of the Class A Common Stock subject to each Option may not be less than the fair market value of such stock on the date the Option is granted. The market value of the Class A Common Stock was $43.75 on April 10, 1995. Options must be granted within 10 years from the effective date of the 1995 LTESO Plan, and the period for the exercise of each Option cannot exceed 10 years from the date of grant.

     No Option may be exercised unless and until the optionee has remained in the employ of the Corporation or its divisions and subsidiaries for 1 year from the date of grant, except in the case of death, as described below. No Option will be transferable by an optionee other than by will or the laws of descent and distribution. During the lifetime of an optionee, the Option will be exercisable only by the optionee.

     In the event an optionee's employment is terminated with or without cause, or by the act of the optionee including death, before his or her Option has been in effect for 1 year, the optionee's right to exercise such Incentive Option shall terminate and all rights thereunder shall cease. In the event an optionee's employment is terminated with or without cause, or by the act of the optionee including death, after his or her Option has been in effect for 1 year, the optionee will have 3 months, except in the case of death as described below, after such termination within which to exercise such Option to the extent it was exercisable at the date of such termination.

     In the event of the death of an optionee, the executor or administrator of the estate of the optionee or the person or persons to whom the Option shall have been validly transferred by the executor or the administrator pursuant to a will or the laws of descent and distribution shall have the right for 1 year following the date of death to exercise the optionee's Option to the extent it was exercisable at the date of death, but not to exceed the original expiration date of the Option.

FEDERAL INCOME TAX CONSEQUENCES

     Options which may be granted under the 1995 LTESO Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422A of the U.S. Internal Revenue Code, as amended.

     Under current federal tax law, there are no tax consequences to either the Corporation or the optionee upon grant of the Option. Upon exercise of the Option, the excess of the fair market value of the Class A Common Stock acquired over the option price is taxable to the optionee as compensation income and deductible by the Corporation. The tax basis for the stock acquired by the optionee is the option price plus such taxable excess. When an optionee disposes of shares acquired upon exercise of the option, any amount received in excess of the tax basis of the shares will be treated as capital gain and will either be long-term or short-term, depending on the holding period of the shares. The holding period commences on the date of exercise of the option. If the amount received on sale is less than the tax basis of the shares, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

MANAGEMENT RECOMMENDATION

     By affording key management employees of the Corporation and its divisions and subsidiaries an opportunity to acquire or increase their equity interest in the Corporation and by thus encouraging such employees to become owners of the Corporation's Class A Common Stock, the Corporation seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Corporation in large measure depends. For this reason, the management of the Corporation recommends to the stockholders of the Corporation that they vote FOR approval of the 1995 LTESO Plan.

VOTE REQUIRED

     The affirmative vote of the majority of the stock having voting power present in person or represented by proxy at the Annual Meeting of Stockholders is required for approval of the 1995 LTESO Plan. Proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

                 RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

                                   PROPOSAL 3

     Upon recommendation of the Audit Committee, the Board has appointed the firm of Coopers & Lybrand as its independent auditors for the fiscal year ending February 29, 1996. Although stockholder ratification is not required, the Board has determined that it would be desirable to request an expression from the stockholders as to whether or not they concur in the foregoing appointment.

     Coopers & Lybrand has served as auditors of the consolidated financial statements of the Corporation and its divisions and subsidiaries from year to year since 1972. The Corporation has been advised by Coopers & Lybrand that they do not have any direct financial interest or any material indirect financial interest in the Corporation or any of its divisions or subsidiaries, and that during the above time, Coopers & Lybrand has not had any connection with the Corporation or its divisions or subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of Coopers & Lybrand and of the Audit Committee of the Board will be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Those representatives will also be available to respond to appropriate questions.

     The Audit Committee of the Board approved all non-audit services rendered by Coopers & Lybrand during Fiscal 1995 and concluded that such services did not affect the independence of the auditors. The audit services provided by Coopers & Lybrand included the audit of the consolidated financial statements of the Corporation for Fiscal 1995, audit of certain subsidiary financial statements for Fiscal 1995, review of various filings with the Securities and Exchange Commission, and performance of such other appropriate auditing services as were required by management or the Board. The non-audit services include, among other things, tax services and special services regarding accounting issues.

     Coopers & Lybrand has advised that all professional services were provided at customary rates and terms.

     The Board recommends a vote FOR ratification of the appointment of Coopers & Lybrand as independent auditors for the Corporation for the fiscal year ending February 29, 1996. If the stockholders should not ratify the appointment of Coopers & Lybrand, the Board will reconsider the appointment.

                STOCKHOLDERS' PROPOSALS FOR 1996 ANNUAL MEETING

     Stockholders may present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the Annual Meeting of Stockholders. In order to be considered, proposals must be submitted on a timely basis. Proposals for the 1996 Annual Meeting of Stockholders must be received by the Corporation no later than February 1, 1996. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Corporation.

                              GENERAL INFORMATION

     The Board does not presently know of any other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons whose names appear on the enclosed form or forms of proxy will vote thereon in accordance with their best judgment.

     The expenses of soliciting proxies will be paid by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by directors, officers and regular employees of the Corporation and its divisions and subsidiaries, who, except for normal overtime pay in certain instances, will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy soliciting materials to beneficial owners of the Corporation's Class A Common Stock and Class B Common Stock, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                   By Order of the Board of Directors,

                                   D. Joseph McInnes
                                   Senior Vice President -- Administration
                                     and Secretary

Montgomery, Alabama
May 10, 1995

                                                                       EXHIBIT A

                                  BLOUNT, INC.
               1995 BLOUNT LONG TERM EXECUTIVE STOCK OPTION PLAN

                                   ARTICLE I
                                  DEFINITIONS

SEC. 1.1 DEFINITIONS

     As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

          (a) "Company" shall mean Blount, Inc., a Delaware corporation.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Covered Employee" shall mean any individual who, as of the last day of the Company's taxable year, is either the Chief Executive Officer of the Company or is acting in such capacity, or is among the four highest compensated officers of the Company other than the Chief Executive Officer.

          (e) "Committee" shall mean the Compensation and Management Development Committee of the Board consisting of two (2) or more persons.

          (f) "Stock," with respect to each share to which that term refers, shall mean one (1) share of Class A Common Stock of the Company, par value $1.00 per share.

          (g) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the American Stock Exchange on the day an Option is granted hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

          (h) "Fundamental Change" shall mean any of the following events:

             (i) the sale by the Company of substantially all of its assets to a single purchaser or a group of associated or affiliated purchasers;

             (ii) the sale, exchange, or other disposition, in one transaction to an entity or entities not affiliated with the Company, of more than fifty percent (50%) of the outstanding common stock of the Company other than a sale, exchange, or disposition of the common stock of the Company resulting from a public or private offering of common stock or other security convertible into common stock of the Company which offering is sponsored or initiated by the Company and approved by the Board;

             (iii) the merger or consolidation of the Company in a transaction in which the stockholders of the Company receive less than fifty percent (50%) of the outstanding voting stock of the new or continuing entity; or

             (iv) a change in control of the Board as constituted on the date this is adopted by the Board.

          (i) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article VI hereof.

          (j) "Optionee" shall mean an employee to whom an Option has been granted hereunder.

          (k) "Plan" shall mean the 1995 Blount Long Term Executive Stock Option Plan, the terms of which are set forth herein.

          (l) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

          (m) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                                   ARTICLE II
                                    THE PLAN

SEC. 2.1 NAME

     This plan shall be known as the "1995 Blount Long Term Executive Stock Option Plan".

SEC. 2.2 PURPOSE

     The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to key management employees of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interest in the Company and to allow such employees to benefit directly from improved performance of the Company by the grant to such employees of Options under the terms set forth herein. By thus encouraging such employees to become owners of the Company's stock and allowing them to benefit directly from improved performance of the Company, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The Options granted under this Plan are not intended to qualify as incentive stock options under
Section 422A of the Code.

SEC. 2.3 EFFECTIVE DATE

     The Plan shall be deemed adopted and shall become effective upon its approval by the Board subject to its subsequent approval within 12 months of adoption by the Board by the stockholders of the Company at an annual or special meeting of the stockholders of the Company. No option granted hereunder may become exercisable unless and until such approval is obtained. Any subsequent amendments to the Plan requiring the consent of the stockholders of the Company shall become effective upon approval of such amendments by the Board and by the affirmative vote of the majority of the outstanding shares of Stock of the Company at any annual or special meeting of the stockholders of the Company and, if necessary, upon the filing of appropriate certificates of amendment to the Certificate of Incorporation of the Company with the appropriate authorities in the State of Delaware.

                                  ARTICLE III
                                  PARTICIPANTS

SEC. 3.1 ELIGIBILITY

     Any officer or other key management employee of the Company or its subsidiaries shall be eligible to participate in the Plan; provided, however, that no member of the Committee shall be eligible to receive equity securities or options of the Company under the Plan or equity securities or options of the Company under any other plan of the Company while serving on the Committee or for a period of one year prior to serving on the Committee, except to the extent permitted and still retain qualification of the Plan for exemption from the provisions of Section 16(b) of the Securities Exchange Act of 1934 under Rule 16(b)(3) under the Securities Exchange Act of 1934. The Committee may grant Options to any eligible employee in accordance with such determinations as the Committee from time to time in its sole discretion shall make.

                                   ARTICLE IV
                                 ADMINISTRATION

SEC. 4.1 DUTIES AND POWERS OF COMMITTEE

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible employees those to whom and the time or times at which Options may be granted, the number of shares of Stock to be subject to each Option, and the period for the exercise of such Option which need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

SEC. 4.2 MAJORITY RULE

     A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

SEC. 4.3 COMPANY ASSISTANCE

     The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN

SEC. 5.1 LIMITATIONS

     Subject to adjustment pursuant to the provisions of Section 5.3 hereof, the number of shares of Stock which may be issued and sold hereunder shall not exceed 700,000 shares of Stock. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. The maximum number of shares with respect to which Options may be granted to any individual who has been a Covered Employee at any time during the term of the Plan is 700,000 in any calendar year.

SEC. 5.2 OPTIONS GRANTED UNDER PLAN

     Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.

SEC. 5.3 ANTIDILUTION AND FUNDAMENTAL CHANGE

     In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

          (a) the aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately;

          (b) rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately;

          (c) where dissolution or liquidation of the Company is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, subject to the other provisions of the Plan, for thirty (30) days prior to such dissolution or liquidation, to exercise his Option in full, without regard to any installment exercise provisions, to the extent that it shall not have been exercised;

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment shall provide for the elimination of fractional share interests.

     In the event of a Fundamental Change, every Option outstanding shall terminate, provided that for a period of thirty (30) days prior to the effective date of such Fundamental Change and subject to the other provisions of the Plan, except for Section 6.4(a) which shall not apply, Optionee shall have the right to exercise his Option in full, without regard to any installment exercise provisions, to the extent that it shall not have been exercised.

                                   ARTICLE VI
                                    OPTIONS

SEC. 6.1 OPTION GRANT AND AGREEMENT

     Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan. Such Agreement shall bind the Optionee to provide written notice to the Company in the event that the Optionee shall make an election under Section 83(b) of the Code with respect to any Stock purchased through exercise of an Option under this Plan; such written notice shall be presented to the Company no later than ten (10) days following the filing of such election.

SEC. 6.2 OPTION PRICE

     The per share price of the Stock subject to each Option shall be determined by the Committee, but said per share price shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

SEC. 6.3 OPTION PERIOD

     Each Option granted hereunder must be granted within ten years from the effective date of the Plan. The period for the exercise of each Option shall be determined by the Committee, but in no instance shall such period exceed ten years from the date of grant of the Option.

SEC. 6.4 OPTION EXERCISE

     (a) No Option granted hereunder shall be exercisable unless and until the Optionee shall have been or remained in the employ of the Company or its subsidiaries for one year from and after the date such Option was granted, except as otherwise provided in Section 6.6 hereof.

     (b) Options may be exercised with respect to whole shares only, for such shares of Stock and within the period permitted by the exercise thereof as determined by the Committee, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of Alabama, and payment in full in cash to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. If and to the extent that the Company is required to withhold on account of any present or future tax imposed by any taxing authority with respect to such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding, as determined by the Company in its sole discretion.

     (c) No Option granted hereunder shall be exercisable unless at all times during the period beginning on the date of the granting of such Option and ending on the day which is three months before the date of exercise (or ending on the day which is twelve months before the date of exercise in case of the death of the Optionee) the Optionee was an employee of either the Company or a parent or Subsidiary of the Company, or a corporation (or parent or subsidiary of such corporation) issuing or assuming such Option.

SEC. 6.5 NONTRANSFERABILITY OF OPTION

     No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by the Optionee.

SEC. 6.6 EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT

     (a) If, prior to a date one year from the date an Option shall have been granted, the Optionee's employment with the Company or its subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Optionee including death, the Optionee's right to exercise such Option shall terminate and all rights thereunder shall cease.

     (b) If on or subsequent to a date one year from the date an Option shall have been granted, the Optionee's employment with the Company or its subsidiaries shall be terminated by the Company or subsidiaries with or without cause, or by the act of the Optionee including death, the Optionee's right to exercise such Option shall extend only to the number of shares under the Option which such Optionee has on such date a fully vested right to exercise the Option with respect thereto. The Option with respect to all remaining shares shall terminate, and except as set forth in this Plan all rights under the Option shall cease.

     (c) In the event of the death of an Optionee, the executor or administrator of the estate of the Optionee or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right to exercise the Optionee's Option for one year following the date of death (but not to exceed the original expiration date of the Option).

     (d) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

SEC. 6.7 RIGHTS AS STOCKHOLDER

     An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

                                  ARTICLE VII
                               STOCK CERTIFICATES

SEC. 7.1 STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

          (a) the admission of such shares to listing on all stock exchanges on which the Stock is then listed;

          (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

          (c) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

          (d) the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

                                  ARTICLE VIII
              TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN

SEC. 8.1 TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN

     The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the stockholders of the Company may:

          (a) increase the total number of shares of Stock subject to the Plan except as contemplated in Section 5.3 hereof;

          (b) change the manner of determining the Option price;

          (c) withdraw the administration of the Plan from the Committee; or

          (d) permit any person while a member of the Committee to be eligible to receive an Option under the Plan; and

provided further, that no termination, amendment or modification of the Plan shall in any manner affect any Stock Option Agreement theretofore granted pursuant to the Plan without the consent of the Optionee or transferee of the Option and provided further that any amendment which if not approved by Stockholders of the Company would adversely affect the qualification of the Plan for exemption from the provisions of Section 16(b) of Securities Exchange Act of 1934 under Rule 16(b)(3) under the Securities Exchange Action of 1934 will require approval of the Stockholders of the Company.

                                   ARTICLE IX
                                 MISCELLANEOUS

SEC. 9.1 EMPLOYMENT

     Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

SEC. 9.2 OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

SEC. 9.3 PLAN BINDING ON SUCCESSORS

     The Plan shall be binding upon the successors and assigns of the Company.

SEC. 9.4 SINGULAR, PLURAL; GENDER

     Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

SEC. 9.5 HEADINGS, ETC., NO PART OF PLAN

     Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                                                                     EXHIBIT B

                                (White cards)         (Front Side of Proxy Card)
BLOUNT, INC.
4520 EXECUTIVE PARK DRIVE
MONTGOMERY, ALABAMA 36116-1602                                 BLOUNT (LOGO)

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 26, 1995    CLASS A COMMON STOCK


        The undersigned, revoking previous proxies, if any, relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 10, 1995 in connection with the Annual Meeting of Stockholders to be held at 10:00 A.M., C.D.T., on Monday, June 26, 1995, in the Wilson Auditorium of the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama 36117, and hereby appoints ELIZABETH B. PENDERGAST, D. JOSEPH McINNES and ROBERT K. WHITING, or either one of them acting in the absence of the other, the proxies of the undersigned, with power of substitution to each, to represent and vote, as designated below, all shares of Class A Common Stock of Blount, Inc. registered in the name provided herein as of April 28, 1995 which the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders, and at any adjournment thereof, with all the powers the undersigned would have if personally present.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NUMBERED 1, 2, AND 3.

1.      ELECTION OF DIRECTORS.                     [ ] FOR nominees listed below                       [ ] WITHHOLD AUTHORITY
                                                       (Except as marked to the contrary below)            to vote for all nominees
                                                                                                           listed below

        Nominees:      W. Houston Blount, Herbert J. Dickson, Alfred M. Gleason and Mary D. Nelson

        Instruction:   To withhold authority to vote for any individual, write that nominee's name here: ___________________________

2.      APPROVE THE 1995 BLOUNT LONG               [ ] FOR                 [ ] AGAINST              [ ] ABSTAIN
        TERM EXECUTIVE STOCK OPTION PLAN.

3.      RATIFY THE APPOINTMENT OF                  [ ] FOR                 [ ] AGAINST              [ ] ABSTAIN
        COOPERS & LYBRAND as the
        independent auditors for the
        Corporation for the fiscal year
        ending February 29, 1996.

4.      In their discretion on such other          [ ] FOR                 [ ] AGAINST              [ ] ABSTAIN
        business as may properly come
        before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS
GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NUMBERED 1, 2, AND 3.


_________________________________                _________________________________          Dated:_____________________________1995
Signature of Stockholder                         Signature of Stockholder




Please mark, sign exactly as your name is printed hereon and return in the enclosed envelope. If the stock is held jointly, each joint owner must sign. When signing as Attorney, Executor, Administrator, Trustee, Guardian or in any other representative capacity, please give full title.

                                                                     EXHIBIT C


                                (Blue cards)          (Front Side of Proxy Card)
BLOUNT, INC.
4520 EXECUTIVE PARK DRIVE
MONTGOMERY, ALABAMA 36116-1602                                 BLOUNT (LOGO)

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 26, 1995    CLASS B COMMON STOCK


        The undersigned, revoking previous proxies, if any, relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 10, 1995 in connection with the Annual Meeting of Stockholders to be held at 10:00 A.M., C.D.T., on Monday, June 26, 1995, in the Wilson Auditorium of the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama 36117, and hereby appoints ELIZABETH B. PENDERGAST, D. JOSEPH McINNES and ROBERT K. WHITING, or either one of them acting in the absence of the other, the proxies of the undersigned, with power of substitution to each, to represent and vote, as designated below, all shares of Class B Common Stock of Blount, Inc. registered in the name provided herein as of April 28, 1995 which the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders, and at any adjournment thereof, with all the powers the undersigned would have if personally present.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NUMBERED 1, 2, AND 3.

1.      ELECTION OF DIRECTORS.                     [ ] FOR nominees listed below                       [ ] WITHHOLD AUTHORITY
                                                       (Except as marked to the contrary below)            to vote for all nominees
                                                                                                           listed below

        Nominees:      Winton M. Blount, W. Houston Blount, R. Eugene Cartledge, Richard B. Cheney, C. Todd Conover,
                       H. Corbin Day, Emory M. Folmar, John M. Panettiere, Arthur P. Ronan and Joab L. Thomas.

        Instruction:   To withhold authority to vote for any individual, write that nominee's name here: ___________________________

2.      APPROVE THE 1995 BLOUNT LONG               [ ] FOR                 [ ] AGAINST              [ ] ABSTAIN
        TERM EXECUTIVE STOCK OPTION PLAN.

3.      RATIFY THE APPOINTMENT OF                  [ ] FOR                 [ ] AGAINST              [ ] ABSTAIN
        COOPERS & LYBRAND as the
        independent auditors for the
        Corporation for the fiscal year
        ending February 29, 1996.

4.      In their discretion on such other          [ ] FOR                 [ ] AGAINST              [ ] ABSTAIN
        business as may properly come
        before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS
GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NUMBERED 1, 2, AND 3.


_________________________________                _________________________________          Dated:_____________________________1995
Signature of Stockholder                         Signature of Stockholder




Please mark, sign exactly as your name is printed hereon and return in the enclosed envelope. If the stock is held jointly, each joint owner must sign. When signing as Attorney, Executor, Administrator, Trustee, Guardian or in any other representative capacity, please give full title.